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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                January 21, 2004


                        MORGAN STANLEY ABS CAPITAL I INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                   333-104046                13-3939229
 ----------------------------        -----------             ----------------
 (State or Other Jurisdiction        (Commission             (I.R.S. Employer
      of Incorporation)              File Number)           Identification No.)

                  1585 Broadway
                New York, New York                                    10036
     ---------------------------------------                       -----------
     (Address of Principal Executive Offices)                      (Zip Code)


        Registrant's telephone number, including area code (212) 761-4000
                                                           --------------

                                    No Change
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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

            Item 5.  Other Events
                     ------------

                     In connection with the offering of Morgan Stanley ABS Capital I Inc. Trust 2004-SD1, Mortgage Pass-through certificates, Series 2004-SD1, certain "Computational Materials," dated January 21, 2004, within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").


            Item 7.  Financial Statements, Pro Forma Financial
                     Information and Exhibits.
                     -----------------------------------------

            (a) Not applicable

            (b) Not applicable

            (c) Exhibit 99.1. Related Computational Materials (as defined in
                Item 5 above).

            (d) Exhibit 99.2. Related Computational Materials (as defined in
                Item 5 above).

            (e) Exhibit 99.3. Related Computational Materials (as defined in
                Item 5 above).

            (f) Exhibit 99.4. Related Computational Materials (as defined in
                Item 5 above).

            (g) Exhibit 99.5. Related Computational Materials (as defined in
                Item 5 above).

            (h) Exhibit 99.6. Related Computational Materials (as defined in
                Item 5 above).

            (i) Exhibit 99.7. Related Computational Materials (as defined in
                Item 5 above).

            (j) Exhibit 99.8. Related Computational Materials (as defined in
                Item 5 above).

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


                                   SIGNATURES


         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                            MORGAN STANLEY ABS CAPITAL I INC.
                            ---------------------------------
                              as Depositor and on behalf of Morgan Stanley ABS Capital I Inc. Trust 2004-SD1
                              Registrant


                                By: /s/ GAIL MCDONNELL
                                    --------------------------------------------
                                    Name:  Gail McDonnell
                                    Title: Vice President



Dated:  January 26, 2004


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

                                  EXHIBIT INDEX


Exhibit No.                   Description
-----------                   -----------

  99.1.                       Related Computational Materials (as defined in
                              Item 5 above) distributed by Morgan Stanley & Co. Incorporated, Utendahl Capital Partners, L.P. and Blaylock & Partners, L.P.

  99.2.                       Related Computational Materials (as defined in
                              Item 5 above).

  99.3.                       Related Computational Materials (as defined in
                              Item 5 above).

  99.4.                       Related Computational Materials (as defined in
                              Item 5 above).

  99.5.                       Related Computational Materials (as defined in
                              Item 5 above).

  99.6.                       Related Computational Materials (as defined in
                              Item 5 above).

  99.7.                       Related Computational Materials (as defined in
                              Item 5 above).

  99.8.                       Related Computational Materials (as defined in
                              Item 5 above).





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